SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                         Date of Report: MARCH 29, 2004

                          ALTRIMEGA HEALTH CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           NEVADA                       0-29057                  87-0631750
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

             4702 OLEANDER DRIVE, SUITE 200, MYRTLE BEACH, SC 29577
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (843) 497-7028


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Board of Directors recently made a change to retain L.L. Bradford & Company, LLC, as the Company's accountant. On March 29, 2004, the Board of Directors approved a resolution to engage the services of L.L. Bradford and to dismiss Sellers & Andersen, L.L.C. as the Company's accountant. The Board notified Sellers & Andersen, L.L.C. of their dismissal on approximately April 1, 2004.

         The reports of Sellers & Andersen, L.L.C. on the Company's financial statements for the past 2 fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were the statements qualified or modified as to audit scope or accounting principles, however, the Company was classified as a going concern. Further, the financial statements were not qualified or modified as to any other uncertainties.

         The Company and Sellers & Andersen, L.L.C. have not, in connection with the audit of the Company's financial statements for the previous 2 fiscal years, or for any subsequent interim periods prior to and including April 1, 2004 had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement, if not resolved to Sellers & Andersen, L.L.C.'s satisfaction, would have caused Sellers & Andersen, L.L.C. to make reference to the subject matter of the disagreement in connection with its reports.

         On April 2, 2004, the Company engaged the firm of L.L. Bradford & Company, L.L.C as the Company's independent auditors. The Company had no relationship with L.L. Bradford & Company, L.L.C. required to be reported pursuant to Regulation S-B Item 304 (a) (2) during the previous 2 fiscal years, or the subsequent interim periods prior to and including April 2, 2004.

         The Company has forwarded this Form 8-K to Seller & Anderson for review prior to filing and has requested Sellers & Anderson to furnish a letter addressed to the Securities and Exchange Commission stating whether Sellers & Anderson agrees with the statements made in this Form 8-K, and, if not, stating the aspects with which Sellers & Anderson does not agree. To date, the Company has not received any response from Sellers & Andersen.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALTRIMEGA HEALTH CORPORATION
Date: April 13, 2004
                                                   /s/ John Gandy
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                                                   John Gandy
                                                   Chairman, President and CEO

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